UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-05207

ALLIANCEBERNSTEIN INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end: December 31, 2006

Date of reporting period: December 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.



-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

ACM Income Fund

Annual Report

December 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




February 26, 2007

Annual Report

This report provides management's discussion of fund performance for ACM Income Fund (the "Fund") for the annual reporting period ended December 31, 2006. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "ACG". Please note, on January 26, 2007, this fund officially changed its name to AllianceBernstein Income Fund, Inc.

Investment Objectives and Policies

This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund normally invests at least 80% of its net assets in income producing securities. The Fund normally invests at least 65% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements pertaining to U.S. Government securities. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by non-governmental issuers in the U.S. and those issued by foreign governments. The Fund may invest up to 35% of its net assets in below-investment-grade securities. Additionally, the Fund may utilize other investment instruments, including options and futures, and may employ leverage. For more information regarding the Fund's risks, please see "A Word About Risk" on pages 4-5 and "Note G-Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 41.

Investment Results

The table on page 6 provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, for the six- and 12-month periods ended December 31, 2006.

The Fund outperformed its benchmark for both the six- and 12-month periods ended December 31, 2006. The Fund's use of leverage, as well as its holdings in emerging-market debt and high-yield securities, were primary contributors to the outperformance for both periods. Both high-yield and emerging-market debt significantly outperformed the Fund's benchmark, which contains only U.S. investment-grade securities.

Also contributing positively to performance was the Fund's emerging-market security selection in Latin America, particularly local- and U.S.-dollar-denominated debt in Brazil. Latin America has benefited throughout the year from a continued cycle of capital inflows, sound policy management and strong trade performance. These conditions have bolstered dollar reserves and enabled improvements in credit profiles through better liability management. Brazil experienced stable growth, central bank easing and debt buy backs, all of which led to its solid returns.

Market Review and Investment Strategy

Major bond markets experienced weak to negative returns in the first half of the year as yields rose globally alongside official rate increases by the U.S. Federal Reserve (the "Fed"), the European Central Bank and several other major central banks. The second half of the year, however, saw a broad-based rally in both fixed-income and


ACM INCOME FUND o 1


equity markets as the U.S. and global economy moderated, and the Fed ended its interest-rate hike cycle. The Fed raised official rates 100 basis points in quarter point increments through mid-summer to end the period at 5.25%.

Within the Fund's benchmark, U.S. Treasuries underperformed for the period under review, returning a modest 3.08%. U.S. Treasury yields rose roughly 75 basis points in the first half of the year, then retreated in the third quarter as evidence of a cooling economy allowed the Fed to end its tightening cycle. At the end of the period under review, the U.S. yield curve was flat to inverted, with both the two-year and 30-year yield near 4.81%

Among other sectors of the Fund's benchmark, mortgage-backed securities outperformed returning 5.22% for the annual reporting period. Mortgages benefited during the year from relatively low volatility and muted prepayment risk. Investment-grade corporates posted benchmark-like returns in absolute terms, however, they significantly outperformed the LB U.S. Aggregate Index on a duration-neutral basis. The corporate sector produced positive returns for the year, as a historically low default rate and healthy corporate fundamentals outweighed increasing event risk and leveraged buyout activity. Corporate bond spreads remained historically tight, with companies posting strong earnings and cash flows.

The high yield market posted a strong, positive return of 11.85%, according to the Lehman Brothers (LB) High Yield Index, significantly outperforming investment-grade sectors. For the period under review, high yield was supported by a low default risk environment, improving credit conditions, low volatility and the end of monetary tightening. By quality tier, lower-rated debt outperformed higher-quality debt with CCC-rated debt returning 17.66%, B-rated debt returning 11.22% and BB-rated debt returning 10.07%. Spreads in high yield continued to compress during the reporting period, tightening an additional 82 basis points to end the year at 275 basis points over U.S. Treasuries.

Finally, the emerging-market debt class continued to post strong returns in 2006, outperforming all fixed-income sectors with the exception of high-yield debt. According to the JP Morgan EMBI Global Index, emerging-market debt returned 9.88% in 2006. With the exception of Ecuador, all emerging-market countries posted positive returns for the year. Emerging-market debt was supported by positive global growth, adequate liquidity, higher commodity prices and steadily improving individual country economic fundamentals. As a result, emerging-market debt spreads continued to tighten, reaching near-record lows at the end of 2006. During the year, the Latin region, which returned 11.94%, outpaced non-Latin countries, which returned 7.20%.

During the reporting period, the Fund generally maintained its allocations to U.S. governments, mortgage-backed and corporate securities, as well as emerging-market debt. Within the investment-grade and high yield corporate allocation, the Fund maintained


2 o ACM INCOME FUND


a defensive posture given what the Fund's management team (the "team") perceived as insufficient compensation for assuming risk. The team's quantitative analysis indicated that the reward for assuming incremental risk was greatly diminished in times of a flat or inverted yield curve. In this environment, the team reduced the Fund's corporate risk by underweighting longer-maturity corporates and more volatile credits. The team also maintained the Fund's exposure to bank loans within its high yield allocation. Bank loans are very short-dated, below-investment-grade floating-rate securities that offer attractive yields relative to other cash instruments. Additionally, bank loan assets provide price stability due to their extremely short duration.

Within the Fund's emerging market allocation, the team favored Brazil, Mexico and Russia. Like most Latin American countries, Brazil has been benefiting from a continued cycle of robust net exports, capital inflows, and prudent fiscal and monetary policy. Brazil has shown impressive progress in building dollar reserves and has made great strides in decreasing its external and sovereign debt ratios--two of the most critical factors for advancing to investment grade. The team also continued to find Mexico compelling, due to its high real interest rates, comfortable inflation levels and moderating growth, which the team believed would lead to central bank easing. Finally, Russia continued to amass tremendous reserves and repaid its entire Paris Club debt (the Paris Club is an informal group of financial officials from 19 of the world's wealthiest nations which provide financial concessions such as debt restructuring, debt relief and debt cancellation to indebted countries).


ACM INCOME FUND o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on page 6 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Income Fund Shareholder Information

The Fund's NYSE trading symbol is "ACG." Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times, and each Saturday in Barron's and in other newspapers in a table called "Closed-End Bond Funds." For additional shareholder information regarding this Fund, please see page 62.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. It also does not reflect the costs and benefits of leverage. The Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund participates in a credit facility for the purpose of utilizing investment leverage. The Fund may utilize additional leverage through the investment techniques of reverse repurchase agreements and dollar rolls. The Fund maintains asset coverage of at least 300% with respect to borrowings.

Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the cost of otherwise obtaining the cash.

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities, The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.


(Historical Performance continued on next page)


4 o ACM INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

The effect of leverage can produce higher shareholder returns than if the Fund were not leveraged, and the use of leverage techniques can add to the net asset value (NAV) of the Common Stock. However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock, and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund's NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund's current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Part of the Fund's assets will be invested in foreign securities. A significant portion of the Fund's investments in foreign securities is in emerging markets. Since the Fund invests in foreign currency denominated securities, fluctuations may be magnified by changes in foreign exchange rates. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Fund may invest in high yield bonds or below-investment grade securities ("junk bonds"). High yield bonds involve a greater risk of default and price volatility than other bonds. While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.


(Historical Performance continued on next page)


ACM INCOME FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE FUND VS. ITS BENCHMARK                        -----------------------------
PERIODS ENDED DECEMBER 31, 2006                       6 Months      12 Months
-------------------------------------------------------------------------------
ACM Income Fund (NAV)                                   8.90%         8.71%
Lehman Brothers U.S. Aggregate Index                    5.09%         4.33%

The Fund's Market Price per share on December 31, 2006 was $8.14. The Fund's Net Asset Value Price per share on December 31, 2006 was $8.31. For additional Financial Highlights, please see page 49.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
12/31/96 TO 12/31/06

ACM Income Fund (NAV): $22,033
Lehman Brothers U.S. Aggregate Index: $18,313


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                                         Lehman Brothers
                           ACM Income Fund (NAV)      U.S. Aggregate Index
-------------------------------------------------------------------------------
       12/31/96                 $ 10,000                    $ 10,000
       12/31/97                 $ 11,491                    $ 10,966
       12/31/98                 $ 10,528                    $ 11,918
       12/31/99                 $ 10,156                    $ 11,820
       12/31/00                 $ 12,554                    $ 13,194
       12/31/01                 $ 12,946                    $ 14,308
       12/31/02                 $ 14,664                    $ 15,776
       12/31/03                 $ 17,254                    $ 16,423
       12/31/04                 $ 18,710                    $ 17,136
       12/31/05                 $ 20,267                    $ 17,552
       12/31/06                 $ 22,033                    $ 18,313

This chart illustrates the total value of an assumed $10,000 investment in ACM Income Fund at net asset value (NAV) (from 12/31/96 to 12/31/06) as compared to the performance of the Fund's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund's dividend reinvestment plan.


See Historical Performance and Benchmark disclosures on pages 4-5.


6 o ACM INCOME FUND


PORTFOLIO SUMMARY
December 31, 2006


PORTFOLIO STATISTICS
Net Assets ($mil): $1,907.3


SECURITY TYPE BREAKDOWN*
[ ]  63.0%   U.S. Government and Government           [PIE CHART OMITTED]
             Sponsored Agency Obligations
[ ]  18.1%   Sovereign Debt Obligations
[ ]   5.7%   Corporate Debt Obligations
[ ]   3.0%   Bank Loans

[ ]  10.2%   Short-Term


* All data are as of December 31, 2006. The Fund's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The percentages shown within the Portfolio of Investments are stated as percentage of net assets.


ACM INCOME FUND o 7


PORTFOLIO OF INVESTMENTS
December 31, 2006

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND
  GOVERNMENT SPONSORED
  AGENCY OBLIGATIONS-103.1%
U.S. Treasury Bonds-35.9%
  5.375%, 2/15/31(a)                     U.S.$          1,961   $     2,100,568
  6.25%, 5/15/30(b)                                    62,230        74,131,488
  7.25%, 5/15/16(b)                                    21,695        25,789,085
  11.25%, 2/15/15(b)                                  160,000       229,862,560
  12.00%, 8/15/13(b)                                   82,000        91,077,646
  12.50%, 8/15/14(b)                                   70,300        83,555,417
  13.25%, 5/15/14(a)                                  150,000       178,236,300
                                                                ---------------
                                                                    684,753,064
U.S. Treasury Strips-15.5%
  Zero coupon, 5/15/17(a)                             260,000       158,805,920
  Zero coupon, 11/15/21(a)                            285,350       137,297,579
                                                                ---------------
                                                                    296,103,499
U.S. Treasury Notes-15.3%
  1.875%, 7/15/13 TIPS(a)                              11,875        12,611,802
  3.00%, 11/15/07(a)(c)                                19,000        18,674,188
  3.25%, 8/15/07(b)                                    19,000        18,794,420
  3.375%, 10/15/09(b)                                  24,550        23,685,005
  3.50%, 11/15/09(a)                                      154           148,953
  4.00%, 9/30/07(b)                                    49,771        49,386,071
  4.00%, 2/15/15(a)                                       179           170,519
  4.125%, 8/15/08-5/15/15(a)                            3,074         3,002,625
  4.25%, 11/30/07-8/15/14(a)                           11,627        11,538,490
  4.375%, 8/15/12(a)                                      700           689,938
  4.50%, 2/15/16(a)                                       598           588,469
  4.625%, 11/15/16(b)                                  15,966        15,861,231
  4.75%, 5/15/14(b)                                    60,280        60,435,402
  4.875%, 2/15/12(a)                                      250           252,285
  4.875%, 8/15/16(b)                                   75,000        75,896,475
                                                                ---------------
                                                                    291,735,873
Federal National Mortgage
  Association-11.2%
  4.104%, 11/01/34(a)(e)                                2,628         2,631,777
  4.176%, 9/01/35(a)(e)                                 1,441         1,440,525
  4.408%, 8/01/34(a)(e)                                 2,362         2,370,611
  4.464%, 1/01/36(a)(e)                                 2,072         2,069,363
  4.486%, 5/01/33(a)(e)                                 2,249         2,265,412
  4.527%, 8/01/35(a)(e)                                 1,249         1,247,621
  4.611%, 7/01/35(a)(e)                                 2,997         3,000,956
  4.715%, 5/01/35(a)(e)                                 2,458         2,449,747
  4.793%, 7/01/35(a)(e)                                 5,194         5,177,259
  4.822%, 7/01/35(a)(e)                                 2,142         2,139,418
  5.00%, TBA                                           95,905        93,941,586


8 o ACM INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  5.00%, 2/01/18-3/01/35(a)
    (Interest only)                       U.S.$        88,506   $    19,512,347
  5.00%, 12/01/19(a)                                    7,983         7,865,681
  5.375%, 6/07/21(d)                      GBP             144           295,174
  5.50%, 1/01/36(a)                       U.S.$        37,927        37,493,728
  6.50%, 8/1/34-5/1/35(a)                              25,606        26,214,790
  6.778%, 1/01/36(a)(e)                                 3,701         3,801,375
                                                                ---------------
                                                                    213,917,370
Government National Mortgage
  Association-11.2%
  0.485%, 11/16/45(d)(e)                               16,436           914,262
  5.50%, 7/15/33-12/15/36(a)                          209,649       208,448,395
  7.00%, 12/15/26(a)                                    3,632         3,750,323
                                                                ---------------
                                                                    213,112,980
Federal Home Loan Mortgage
  Corporation-10.1%
  4.113%, 1/01/35(a)(e)                                15,749        15,632,399
  4.212%, 4/01/35(a)(e)                                 7,536         7,475,570
  4.23%, 10/01/35(a)(e)                                 2,542         2,543,048
  4.588%, 4/01/35(a)(e)                                 1,831         1,822,456
  4.676%, 6/01/35(a)(e)                                 3,728         3,703,532
  4.75%, 11/03/09(a)                                   16,000        15,912,720
  5.00%, 7/01/33-8/01/35(a)
    (Interest only)                                    33,434         7,470,265
  5.50%, 3/25/29(a)                                     6,661         6,627,831
  5.875%, 5/15/16(a)                                   39,826        39,921,213
  6.00%, 9/01/36(a)                                    89,762        90,425,723
                                                                ---------------
                                                                    191,534,757
Resolution Funding Corp.-3.9%
  Zero coupon, 10/15/20                               150,000        74,972,250

Total U.S. Government and
  Government Sponsored
  Agency Obligations
  (cost $1,953,679,206)                                           1,966,129,793

SOVEREIGN DEBT
  OBLIGATIONS-29.6%
Argentina-1.5%
Republic of Argentina
  Zero coupon, 12/15/35(d)(e)             ARS           4,423           174,244
  0.63%, 12/31/38(d)(e)                                 1,285           242,817
  4.889%, 8/03/12 FRN(d)(e)               U.S.$        12,556        11,845,899
  5.83%, 12/31/33(d)                      ARS           1,500           707,189
  7.00%, 3/28/11(d)                       U.S.$           365           361,472
  7.82%, 12/31/33(d)                      EUR           5,881         8,150,685
  8.28%, 12/31/33(d)                      U.S.$         6,051         6,565,816
                                                                ---------------
                                                                     28,048,122


ACM INCOME FUND o 9


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Brazil-9.3%
Brazilian Real Structured Notes
  Zero Coupon, 1/05/09(f)                 BRL          76,692   $    28,383,443
  Zero Coupon, 1/05/10(f)                             180,614        59,337,974
Republic of Brazil
  7.125%, 1/20/37(d)                      U.S.$         5,345         5,759,237
  8.00%, 1/15/18(d)                                     1,144         1,277,276
  8.25%, 1/20/34(d)                                     5,311         6,452,865
  8.875%, 10/14/19-4/15/24(d)                          10,161        12,475,684
  11.00%, 8/17/40(d)                                      821         1,087,825
  12.50%, 1/05/16-1/05/22(d)              BRL         118,379        63,006,794
                                                                ---------------
                                                                    177,781,098
Bulgaria-0.0%
Republic of Bulgaria
  8.25%, 1/15/15(f)                       U.S.$           346           410,010

Colombia-0.8%
Republic of Colombia
  7.375%, 9/18/37(d)                                      315           338,152
  8.125%, 5/21/24(d)                                      150           173,250
  10.75%, 1/15/13(d)                                      314           387,476
  11.75%, 3/01/10(d)                      COP      26,673,000        12,844,268
  11.75%, 2/25/20(d)                      U.S.$         1,113         1,608,285
                                                                ---------------
                                                                     15,351,431
Costa Rica-0.0%
Costa Rican Colon Structured Notes
  Zero coupon, 1/12/07(f)                 CRC         226,359           435,029
Republic of Costa Rica
  8.05%, 1/31/13(f)                       U.S.$           220           242,220
  8.11%, 2/01/12(f)                                       202           220,685
                                                                ---------------
                                                                        897,934
Dominican Republic-0.1%
Dominican Peso Structured Notes
  Zero coupon, 3/12/07-11/04/08(f)        DOP          27,336           663,720
Dominican Republic
  8.625%, 4/20/27(f)                      U.S.$           406           466,494
                                                                ---------------
                                                                      1,130,214
El Salvador-0.1%
Republic of El Salvador
  7.625%, 9/21/34(f)                                      527           610,002
  7.65%, 6/15/35(f)                                       469           534,660
                                                                ---------------
                                                                      1,144,662
France-0.0%
French Treasury Note
  3.00%, 1/12/10(d)                       EUR             600           771,672


10 o ACM INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Indonesia-0.7%
Indonesian Rupiah Structured Notes
  11.00%, 10/15/14-11/18/20(f)            IDR       6,057,537   $       707,898
  12.90%, 6/17/22(f)                                2,102,200           276,690
  14.00%, 6/17/09(f)                                4,000,000           491,370
  14.25%, 6/19/13(f)                               80,000,000        10,756,923
Republic of Indonesia
  6.75%, 3/10/14(f)                       U.S.$           565           581,950
  6.875%, 3/09/17(f)                                      269           284,467
  7.25%, 4/20/15(f)                                       362           390,055
  8.50%, 10/12/35(f)                                      251           311,240
                                                                ---------------
                                                                     13,800,593
Jamaica-0.0%
Government of Jamaica
  9.25%, 10/17/25(d)                                      104           115,440
  10.625%, 6/20/17(d)                                     207           248,400
                                                                ---------------
                                                                        363,840
Lebanon-0.1%
Lebanese Republic
  7.875%, 5/20/11(f)                                      420           404,880
  10.125%, 8/06/08(f)                                     875           897,750
  11.625%, 5/11/16(f)                                     120           136,860
                                                                ---------------
                                                                      1,439,490
Malaysia-0.1%
Government of Malaysia
  7.50%, 7/15/11(d)                                     1,145         1,245,970

Mexico-5.0%
Mexican Bonos
  8.00%, 12/24/08(d)                      MXN         353,550        33,208,107
  9.00%, 12/20/12(d)                                   51,038         5,090,532
  10.00%, 12/05/24(d)                                 355,347        40,829,634
United Mexican States
  5.625%, 1/15/17(d)                      U.S.$         1,400         1,401,400
  6.375%, 1/16/13(d)                                    2,626         2,767,804
  6.75%, 9/27/34(d)                                       460           496,800
  7.50%, 1/14/12(d)                                       775           848,625
  8.00%, 9/24/22(d)                                     2,370         2,897,325
  8.125%, 12/30/19(d)                                   2,788         3,394,390
  9.875%, 2/01/10(d)                                    2,180         2,463,400
  11.375%, 9/15/16(d)                                   1,201         1,729,440
                                                                ---------------
                                                                     95,127,457
Norway-0.0%
Norwegian Government
  6.00%, 5/16/11(d)                       NOK           2,490           424,451


ACM INCOME FUND o 11


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Panama-0.2%
Republic of Panama
  6.70%, 1/26/36(d)                       U.S.$           654   $       681,795
  7.125%, 1/29/26(d)                                    1,133         1,228,172
  7.25%, 3/15/15(d)                                       142           153,573
  8.875%, 9/30/27(d)                                      372           470,580
  9.375%, 7/23/12-4/01/29(d)                              516           668,211
                                                                ---------------
                                                                      3,202,331
Peru-0.8%
Peru Bono Soberano
  7.84%, 8/12/20(d)                       PEN           1,250           440,058
  8.20%, 8/12/26(d)                                     1,699           621,893
  8.60%, 8/12/17(d)                                     7,350         2,706,040
  9.91%, 5/05/15(d)                                     1,600           622,105
Republic of Peru
  7.35%, 7/21/25(d)                       U.S.$         1,742         1,975,428
  8.375%, 5/03/16(d)                                    3,928         4,664,500
  8.75%, 11/21/33(d)                                    2,669         3,503,063
  9.875%, 2/06/15(d)                                      246           310,329
                                                                ---------------
                                                                     14,843,416
Philippines-1.4%
Republic of Philippines
  7.75%, 1/14/31(d)                                     4,441         5,040,535
  8.00%, 1/15/16(d)                                       142           160,815
  8.25%, 1/15/14(d)                                     1,113         1,252,125
  8.375%, 2/15/11(d)                                       84            91,980
  8.875%, 3/17/15(d)                                    2,203         2,591,830
  9.00%, 2/15/13(d)                                       266           306,565
  9.50%, 10/21/24-2/02/30(d)                            4,662         6,201,623
  9.875%, 1/15/19(d)                                    1,087         1,418,535
  10.625%, 3/16/25(d)                                   6,332         9,023,100
                                                                ---------------
                                                                     26,087,108
Poland-0.1%
Poland Government Bond
  4.25%, 5/24/11(d)                       PLN           3,009         1,007,206

Russia-0.7%
Russian Federation
  5.00%, 3/31/30(e)(f)                    U.S.$         6,172         6,983,618
  11.00%, 7/24/18(f)                                      490           709,275
Russian Ministry of Finance
  3.00%, 5/14/08-5/14/11(d)                             6,690         6,413,010
                                                                ---------------
                                                                     14,105,903
South Africa-0.0%
Republic of South Africa
  7.375%, 4/25/12(d)                                      304           326,800

Spain-0.0%
Kingdom of Spain
  5.25%, 4/06/29(d)                       GBP             109           228,357


12 o ACM INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Sweden-0.0%
Swedish Government
  5.25%, 3/15/11(d)                       SEK           1,340   $       206,404

Turkey-5.7%
Republic of Turkey
  6.875%, 3/17/36(d)                      U.S.$         1,073         1,024,715
  7.00%, 6/05/20(d)                                     1,430         1,437,150
  7.375%, 2/05/25(d)                      U.S.$           991         1,015,775
  8.00%, 2/14/34(d)                                       150           163,688
  9.50%, 1/15/14(d)                                       740           862,100
  11.00%, 1/14/13(d)                                    2,090         2,560,250
  11.50%, 1/23/12(d)                                      860         1,049,200
  11.75%, 6/15/10(d)                                      623           736,698
Turkey Government Bond
  Zero coupon, 7/16/08-8/13/08(f)         TRY          98,545        51,189,621
Turkish Lira Structured Notes
  Zero coupon, 1/25/07(f)                                 914           637,585
  Zero coupon, 6/28/07(f)                              75,196        48,984,451
                                                                ---------------
                                                                    109,661,233
Ukraine-0.1%
Government of Ukraine
  6.875%, 3/04/11(f)                      U.S.$           302           310,305
  7.65%, 6/11/13(f)                                     1,818         1,963,440
  11.00%, 3/15/07(f)                                      160           161,633
                                                                ---------------
                                                                      2,435,378
United Kingdom-1.4%
United Kingdom Gilt
  4.00%, 3/07/09(d)                       GBP           8,666        16,564,492
  4.25%, 12/07/27-3/07/36(d)                            2,210         4,295,321
  4.75%, 3/07/20(d)                                       917         1,814,042
  5.00%, 3/07/08-3/07/25(d)                             1,214         2,469,970
  8.00%, 6/07/21(d)                                       150           395,904
  8.75%, 8/25/17(d)                                       105           274,617
                                                                ---------------
                                                                     25,814,346
Uruguay-0.4%
Republic of Uruguay
  5.00%, 9/14/18(d)                       UYU           6,700           302,548
  7.625%, 3/21/36(d)                      U.S.$           185           204,425
  7.875%, 1/15/33 PIK(d)                                  429           478,425
  8.00%, 11/18/22(d)                                    5,240         5,947,394
  9.25%, 5/17/17(d)                                       739           901,580
                                                                ---------------
                                                                      7,834,372
Venezuela-1.1%
Republic of Venezuela
  5.75%, 2/26/16(d)                                     1,847         1,759,268
  6.00%, 12/09/20(d)                                      170           159,375
  6.51%, 4/20/11 FRN(e)(f)                                420           417,942
  7.00%, 12/01/18(f)                                    2,510         2,585,300


ACM INCOME FUND o 13


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  8.50%, 10/08/14(d)                      U.S.$           612   $       693,090
  9.25%, 9/15/27(d)                                     6,315         8,098,988
  10.75%, 9/19/13(d)                                    4,433         5,496,920
  13.625%, 8/15/18(d)                                     637           977,795
                                                                ---------------
                                                                     20,188,678

Total Sovereign Debt Obligations
  (cost $506,357,251)                                               563,878,476

CORPORATE DEBT
  OBLIGATIONS-9.2%
Corporate Debt - High Yield
  Obligations-6.1%
AK Steel Corp.
  7.875%, 2/15/09(d)*                                   5,000         5,000,000
ALB Finance BV
  9.25%, 9/25/13(f)                                       226           222,452
Alfa Bond Issuance PLC for OJC
  8.625%, 12/09/15(e)                                     300           304,719
Allied Domecq Finance PLC
  6.625%, 4/18/11(d)                      GBP              50           100,327
Antenna TV SA
  7.25%, 2/15/15(f)                       EUR              10            12,276
Associated Materials Inc.
  11.25%, 3/01/14(d)(g)                   U.S.$        12,545         8,467,875
Banco BMG SA
  9.15%, 1/15/16(f)                                       400           405,400
Broder Brothers Co.
  11.25%, 10/15/10(d)                                   1,000           970,000
Burlington Coat Factory Warehouse
  Corp.
  11.125%, 4/15/14(f)*                                  1,500         1,462,500
C&M Finance LTD
  8.10%, 2/01/16(f)                                     1,690         1,736,475
Centennial Communication CP
  10.00%, 1/01/13(d)*                                   1,500         1,595,625
Central European Distribution Corp.
  8.00%, 7/25/12(f)                       EUR              78           111,201
Chaoda Modern Agriculture
  7.75%, 2/08/10(f)                       U.S.$           505           505,000
Charter Communications Holdings
  11.00%, 10/01/15(d)                                   4,009         4,114,236
  11.75%, 5/15/14(d)                                   10,000         9,025,000
Citigroup (JSC Severstal)
  9.25%, 4/19/14(f)                                       230           248,973
Cognis GmbH
  9.50%, 5/15/14(f)                       EUR               5             7,236
Digicel, Ltd.
  9.25%, 9/01/12(f)                       U.S.$           465           496,387
Dole Foods Co.
  8.875%, 3/15/11(d)*                                   1,000           985,000


14 o ACM INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Evraz Group SA
  8.25%, 11/10/15(f)                      U.S.$           489   $       503,059
Fairfax Financial Holdings Ltd.
  8.30%, 4/15/26(d)*                                    5,000         4,975,000
Ford Motor Credit Co.
  4.95%, 1/15/08(d)                                       152           149,432
  6.625%, 6/16/08(d)                                      454           453,690
  7.00%, 10/01/13(d)*                                   1,500         1,432,471
Freeport-McMoran Copper & Gold, Inc.
  10.125%, 2/01/10(d)                                     500           525,625
Gallery Capital
  10.125%, 5/15/13(f)                                     315           313,474
General Motors Acceptance Corp.
  6.125%, 3/15/07(d)                      EUR              20            26,470
  6.75%, 12/01/14(d)*                     U.S.$        10,000        10,271,330
  6.875%, 9/15/11(d)                                    3,960         4,061,764
  8.00%, 11/01/31(d)                                    4,000         4,592,272
Heckler & Koch GmbH
  9.25%, 7/15/11(f)                       EUR               5             6,650
Hertz Corporation
  10.50%, 1/01/16(f)                      U.S.$         5,000         5,500,000
Iirsa Norte Finance Ltd.
  8.75%, 5/30/24(f)                                       200           234,500
Inmarsat Finance PLC
  10.375%, 11/15/12(d)(g)                               6,475         5,965,094
Intelsat Bermuda Ltd.
  11.25%, 6/15/16(f)                                    3,000         3,292,500
Kazkommerts International BV
  8.50%, 4/16/13(f)                                       325           348,969
Kyivstar
  7.75%, 4/27/12(f)                                       100           104,000
  10.375%, 8/17/09(f)                                     200           218,750
Level 3 Communications Inc.
  11.50%, 3/01/10(d)*                                   2,500         2,650,000
Mobile Telesystems Finance S.A.
  9.75%, 1/30/08(f)*                                      460           476,100
NCL Corp.
  10.625%, 7/15/14(d)                                   3,845         3,845,000
Noble Group Ltd.
  6.625%, 3/17/15(f)                                      560           508,682
NRG Energy Inc.
  7.25%, 2/01/14(d)                                         5             5,038
  7.375%, 2/01/16(d)                                       15            15,075
Paxson Communications Corp.
  11.623%, 1/15/13 FRN(f)                               6,000         6,075,000
Quality Distribution LLC
  9.00%, 11/15/10(d)                                    1,775         1,730,625
Rainbow National Services LLC
  10.375%, 9/01/14(f)                                   2,500         2,778,125
RBS Global Inc. & Rexnord Corp.
  11.75%, 8/01/16(f)                                    2,000         2,090,000


ACM INCOME FUND o 15


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
R H Donnelley Corp.
  6.875%, 1/15/13(d)                      U.S.$             9   $         8,629
Rhodia S.A.
  10.25%, 6/01/10(d)                                        5             5,700
Rural Cellular Corp.
  9.75%, 1/15/10(d)*                                    4,500         4,623,750
Russian Standard Finance SA
  7.50%, 10/07/10(f)                                      386           372,008
Select Medical Corp.
  11.175%, 9/15/15 FRN(d)(e)*                           5,000         4,125,000
Sirius Satellite Radio Inc.
  9.625%, 8/01/13(d)*                                   1,500         1,475,625
Six Flags Inc.
  9.625%, 6/01/14(d)*                                   1,500         1,391,250
Tyumen Oil Co.
  11.00%, 11/06/07(f)                                      90            93,680
Unibanco
  8.70%, 2/11/10(f)                       BRL           4,290         1,897,519
William Lyon Homes Inc.
  10.75%, 4/01/13(d)                      U.S.$         2,000         1,905,000
XM Satellite Radio Inc.
  9.75%, 5/01/14(d)*                                    1,500         1,500,000
Yioula Glassworks S.A.
  9.00%, 12/01/15(f)                      EUR             253           333,136

Total Corporate Debt -
  High Yield Obligations
  (cost $112,662,238)                                               116,650,674

Corporate Debt - High Grade
  Obligations-3.1%
Aegon NV
  6.125%, 12/15/31(d)                     GBP              26            57,734
AMP Group Finance Services
  7.125%, 8/06/19(d)(e)                                    50            99,282
AMP UK Finance Services
  6.375%, 11/17/10(d)                                     110           216,039
AT&T Corp.
  8.00%, 11/15/31(d)                      U.S.$         1,000         1,240,678
Australia & New Zealand
  Banking Group Ltd.
  4.875%, 12/22/08(d)                     GBP             106           204,790
Bank of Scotland Capital Funding
  8.117%, 5/31/10(d)(e)                                    90           189,135
Barclays Bank
  8.55%, 6/15/11(e)(f)                    U.S.$           638           713,952
  9.875%, 5/12/08(d)(e)                   GBP             195           401,972
BMW U.S. Capital Corp.
  4.625%, 11/28/08(d)                                      60           115,330
British Sky Broadcasting PLC
  7.75%, 7/09/09(d)                                        94           191,909


16 o ACM INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
BSKYB Finance UK PLC
  5.625%, 10/15/15(f)                     U.S.$           350   $       342,788
  5.75%, 10/20/17(f)                      GBP              50            95,453
Centrica PLC
  5.50%, 10/24/16(d)                                      100           193,248
CIT Group, Inc.
  5.50%, 12/15/08(d)                                      175           341,397
Citigroup, Inc.
  5.50%, 11/18/15(d)                                       85           167,206
  5.875%, 7/01/24(d)                                       32            66,222
Clear Channel Communications, Inc.
  5.75%, 1/15/13(d)                       U.S.$           220           195,639
Countrywide Home Loan
  5.875%, 12/15/08(d)                     GBP              53           103,750
DaimlerChrysler NA Holding
  5.625%, 2/27/09(d)                                      100           194,758
  5.75%, 8/10/11(d)                                       110           212,456
Deutsche Bank AG for Gazstream S.A.
  5.625%, 7/22/13(f)                      U.S.$           218           216,743
Electronic Data Systems Corp.
  6.00%, 8/01/13(d)                                       600           604,040
Embarq Corp.
  7.082%, 6/01/16(d)                                    1,202         1,223,660
Foodcorp Ltd.
  8.875%, 6/15/12(f)                      EUR             194           274,015
Friends Provident PLC
  6.292%, 7/01/15(d)(e)                   GBP              50            97,106
Gazprom OAO
  5.03%, 2/25/14(f)                       EUR              60            79,599
  9.625%, 3/01/13(f)                      U.S.$         8,330         9,927,267
General Electric Capital Corp.
  5.375%, 12/18/40(d)                     GBP              41            86,801
Goldman Sachs Group Inc.
  5.50%, 10/12/21(d)                                       50            95,574
  6.125%, 2/14/17(d)                                       45            91,821
GPB Eurobond Finance
  6.50%, 9/23/15(d)                       U.S.$           400           393,601
ING Bank NV
  7.00%, 10/05/10(d)                      GBP              95           194,031
Inter-American Development Bank
  9.75%, 5/15/15(d)                                        56           144,236
Ipalco Enterprises Inc.
  8.375%, 11/14/08(d)                     U.S.$           100           103,750
JPMorgan Chase & Co.
  5.375%, 9/28/16(d)                      GBP              50            96,270
Legal & General Finance PLC
  5.875%, 4/05/33(d)                                       26            56,080
Legrand S.A.
  8.50%, 2/15/25(d)                       U.S.$            10            11,500
Lend Lease Europe Fin
  6.125%, 10/12/21(d)                     GBP              50            96,120


ACM INCOME FUND o 17


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Lloyds TSB Capital
  7.834%, 2/07/15(d)(e)                   GBP              49   $       107,758
  10.625%, 10/21/08(d)                                    134           285,233
Marks & Spencer PLC
  5.625%, 3/24/14(d)                                       89           171,545
MBNA Europe Funding PLC
  6.00%, 11/12/10(d)                                       70           138,998
MM02 PLC
  7.625%, 1/25/12(d)                                      106           223,506
MMG Fiduciary (AES EL Salvador)
  6.75%, 2/01/16(f)                       U.S.$           350           348,152
Mobifon Holdings BV
  12.50%, 7/31/10(d)                                    5,205         5,751,598
Morgan Stanley
  5.125%, 11/30/15(d)                     GBP             100           189,553
Nationwide Building Society
  5.25%, 2/12/18(d)(e)                                     25            48,141
Petronas Capital Ltd.
  7.00%, 5/22/12(f)                       U.S.$           412           444,109
Philip Morris
  7.75%, 1/15/27(d)*                                    3,500         4,245,112
Prudential PLC
  6.125%, 12/19/31(d)                     GBP              27            56,275
Qantas Airways Ltd.
  6.05%, 4/15/16(f)                       U.S.$        15,000        13,350,480
Red Arrow Intl Leasing
  8.375%, 3/31/12(d)                      RUB          14,691           576,472
Resolution PLC
  6.5864%, 4/25/16(d)(e)                  GBP              50            96,614
Resona Bank Ltd.
  4.125%, 9/27/12(e)(f)                   EUR              67            85,443
  5.986%, 8/10/11(e)                      GBP              50            97,730
Rexam PLC
  7.125%, 3/27/09(d)                                       58           116,350
Royal & Sun Alliance Insurance
  7.387%, 12/31/10(d)                                     117           241,386
Santander Central Hispano Issue Ltd.
  6.80%, 11/29/10(d)                                       83           168,388
  7.25%, 12/07/11(e)(f)                                    70           145,518
SLM Student Loan Trust
  5.15%, 9/17/15(f)                                       100           193,452
South Wales Electricity
  9.25%, 11/09/20(d)                                       19            49,401
Southern Peru Copper Corp.
  7.50%, 7/27/35(d)                       U.S.$           370           401,186
Standard Chartered Bank
  6.75%, 4/27/09(d)                       GBP             100           200,136
Starwood Hotels & Resorts
  7.375%, 11/15/15(d)                     U.S.$         1,213         1,241,866
STB Finance Cayman
  5.834%, 10/20/11(e)                     GBP             100           194,201


18 o ACM INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Svenska Handelsbanken
  6.125%, 3/04/09(d)(e)                   GBP             169   $       333,348
TCNZ Finance Ltd.
  6.125%, 12/12/08(d)                                      60           118,069
Telecom Italia Finance S.A.
  7.75%, 1/24/33(d)                       EUR              20            31,380
Telekom Finanzmanagement
  5.00%, 7/22/13(d)                                     1,112         1,490,936
Tengizchevroil Fin Co.
  6.124%, 11/15/14(f)                     U.S.$         2,172         2,166,570
TNK-BP Finance
  7.50%, 7/18/16(f)                                       766           815,976
TYCO International Group S.A.
  6.00%, 11/15/13(d)                                      140           144,854
  6.50%, 11/21/31(d)                      GBP           1,585         3,500,636
Union Carbide Corp.
  7.75%, 10/01/96(d)                      U.S.$         1,785         1,865,213
Vale Overseas Ltd.
  6.875%, 11/21/36(d)                                     210           215,386
Vodafone Group PLC
  6.250%, 7/10/08(d)                      GBP              47            92,679
Western Power Distribution LLC
  5.875%, 3/25/27(d)                                       30            62,628
Yorkshire Power Finance
  7.25%, 8/04/28(d)                                        86           204,623
Zurich Finance PLC
  6.625%, 10/02/22(d)(e)                                   47            97,376

Total Corporate Debt - High Grade
  Obligations
  (cost $57,622,191)                                                 59,444,229

Total Corporate Debt Obligations
  (cost $170,284,429)                                               176,094,903

BANK LOANS-4.9%
Alion Science and Technology
  Corporation
  10.86%, 12/31/11                        U.S.$         1,000           997,500
Alix Partners, LLP
  7.88%, 10/12/13                                       1,500         1,512,195
Altivity Packaging
  10.33%, 12/30/13                                        758           763,736
  10.35%, 12/30/13                                        242           243,990
Amscan Holdings, Inc.
  8.38-8.39%,12/21/12                                     496           506,175
Atlantic Broadband Finance, LLC
  8.10-8.11%, 8/10/11                                   1,993         2,012,427
ATP Oil & Gas Corporation
  8.87-9.11%, 4/30/10                                     499           502,805


ACM INCOME FUND o 19


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Blockbuster Inc.
  8.87-9.05%, 8/20/11                     U.S.$         1,020   $     1,021,697
Blue Pearl USA Ltd.
  10.13%, 10/26/12                                      1,500         1,515,000
Builders FirstSource, Inc.
  7.87%, 7/11/11                                          177           177,327
Building Materials Holding
  Corporation
  7.86%, 11/10/13                                         998         1,002,069
Burlington Coat Factory Warehouse
  Corporation
  7.62%, 5/28/13                                          983           968,313
Butler Animal Health Supply, LLC
  8.11%, 6/30/11                                        1,970         1,974,925
Calgen Ommerc
  9.10%, 4/01/09                                          500           510,895
Cebridge Conn Assets Ale Ln
  10.36%, 10/30/07                                      2,000         1,997,500
Cebridge Conn Lien 2 Tranche A
  9.87%, 4/30/14                                        1,250         1,252,600
Cebridge Conn PIK
  11.38%, 5/04/15                                       2,085         2,082,953
Cebridge Conn
  7.62%, 10/01/13                                       1,000         1,000,180
Cellnet Technology, Inc.
  8.37%, 4/22/12                                          950           954,336
Crescent Resources, LLC
  8.35%, 11/01/12                                       1,000           997,500
Dealer Computer Services
  7.85-10.85%, 10/26/13                                 2,246         2,258,830
Delphi Corporation
  13.75%, 6/14/11                                       1,500         1,537,965
Doubleclick, Inc.
  9.38-9.48%, 6/14/12                                     777           784,843
DynCorp International LLC
  7.63-7.69%, 2/08/11                                     985           991,777
Eastman Kodak Company
  7.60%, 10/18/12                                         542           543,255
Ferro Corporation
  8.10%, 6/06/12                                          833           830,900
FHC Health Systems, Inc.
  5.37%, 6/28/08                                        1,000         1,010,000
Flakeboard Co. Ltd.
  9.12%, 7/28/12                                        1,941         1,936,463
Ford Motor Company
  8.36%, 12/15/13                                       1,000         1,001,720
GBGH, LLC
  10.86%, 8/07/13                                         650           650,000
Golden Gate National Senior Care
  8.80-9.07%, 7/24/11                                   1,241         1,249,930
Graham Packaging Company, L.P.
  7.63-7.69%, 4/07/12                                     714           718,450


20 o ACM INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
HIT Entertainment, Inc.
  7.60%, 8/10/11                          U.S.$           990   $       994,643
Infor Enterprise Solutions Holdings,
  Inc.
  9.12%, 7/28/12                                        1,995         2,008,946
Infrastrux Group, Inc.
  8.60%, 11/03/12                                         467           468,764
IPC Acquisition Corp.
  11.86%, 8/24/14                                       2,500         2,512,500
Keystone Automotive Operations, Inc.
  7.85%, 12/30/12                                         993           991,885
Kranson Industries, Inc.
  8.11%, 7/31/13                                        1,496         1,501,861
LandSource Communities Development
  7.875%, 3/31/10                                       1,000           986,250
Live Nation Worldwide, Inc.
  8.10%, 6/21/13                                        1,500         1,501,875
London Arena and Waterfront
  Finance, LLC
  8.85%, 1/31/12                                        1,737         1,747,730
LPL Holdings Inc.
  8.11%, 6/28/13                                        1,489         1,492,472
Maax, Inc.
  8.85-8.88%, 6/04/11                                   1,670         1,590,863
Marvell Technology Group
  7.35%, 11/06/09                                       1,994         1,993,750
MGM Holdings II, Inc.
  8.61%, 3/15/12                                        2,481         2,453,038
NCO Financial Systems, Inc.
  8.38%, 11/13/13                                       1,500         1,498,125
NE Energy, Inc.
  7.87%, 10/15/13                                       1,500         1,514,250
  9.88%, 5/01/14                                        2,000         2,027,500
N.E.W. Holdings
  12.35-12.37%, 2/08/14                                   500           503,125
NewPage Corporation
  8.33-8.36%, 4/15/11                                     697           700,543
North Las Vegas
  8.12%, 4/20/11                                          116           115,783
  12.36%, 4/20/12                                       2,100         2,058,000
Northeast Biofuels, LLC
  8.61-8.62%, 6/30/13                                   1,000         1,005,000
Oceania Cruises
  8.12%, 11/13/12                                       2,000         2,013,760
PetCo Animal Supplies, Inc.
  8.10%, 10/25/13                                       1,000         1,005,630
Plum Point Energy Associates, LLC
  10.61%, 9/15/14                                       1,691         1,725,058
Prestige Brands, Inc.
  7.71%, 4/05/11                                        2,452         2,462,556
Riverside Energy Center
  9.63%, 6/22/11                                        1,595         1,626,486


ACM INCOME FUND o 21


                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Rocky Mountain Energy Center, LLC
  5.28-9.63%, 6/22/11                     U.S.$         1,229   $     1,253,384
Select Personal Services
  9.86%, 6/30/12                                          988           982,563
SemCrude, L.P.
  7.60%, 8/27/08                                          801           804,912
Solo Cup Company
  11.37%, 3/31/12                                       2,000         2,040,000
Stratus Technologies Inc.
  14.35%, 3/29/12                                       1,500         1,440,000
Swett & Crawford
  12.12%, 11/16/12                                        500           505,000
Talecris Biotherapeutics Holdings Corp.
  10.50%, 12/06/13                                      1,000         1,000,000
  13.50%, 12/06/14                                      1,000         1,001,250
Targus Group International
  8.87%, 11/22/12                                         995           970,065
TDS Investor Corp.
  8.36%, 8/22/13                                          998           999,928
Trinidad Drilling
  7.83%, 4/13/11                                          993           995,817
United Air Lines, Inc.
  9.12-9.13%, 2/01/12                                     249           250,616
Universal City Development
  Partners, Ltd.
  7.35-7.38%, 6/09/11                                     925           927,768
Vanguard Car Rental USA Holding, Inc.
  8.35-8.36%, 5/15/13                                     745           749,194
Venetian Macau
  1.375-8.12%, 2/01/13                                    667           670,833
Vertafore, Inc.
  7.87%, 1/31/12                                          291           291,754
Visteon Corporation
  8.36-8.61%, 5/31/13                                   2,000         2,007,500
VTR Globalcom
  8.36%, 9/20/13                                          500           493,750
Wide Open West Finance, LLC
  10.37%, 4/28/14                                       1,000         1,009,690
Xerium Technology, Inc.
  7.86%, 5/18/12                                          692           691,257

Total Bank Loans
  (cost $92,835,486)                                                 93,093,930

WARRANTS(h)-0.0%
Central Bank of Nigeria
  Warrants, expiring 11/15/20(d)                        4,500           855,000
Republic of Venezuela
  Warrants, expiring 4/15/20                            1,785                 0

Total Warrants
  (cost $0)                                                             855,000


22 o ACM INCOME FUND


                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-16.7%
U.S. Government & Government
  Sponsored Agency
  Obligations-8.9%
Federal Home Loan Bank
  Zero coupon, 1/29/07(d)                 U.S.$        70,000   $    69,740,160
Federal Home Loan Mortgage Corp.
  Zero coupon, 2/02/07(d)                              40,000        39,829,000
Federal National Mortgage Association
  Zero coupon, 2/26/07(d)                              60,000        59,538,300
                                                                ---------------
  (cost $169,057,667)                                               169,107,460

U.S. Treasury Obligations-6.8%
U.S. Treasury Bills
  4.779%, 1/11/07                                      63,000        62,916,682
  4.848%, 3/29/07(a)                                   60,000        59,307,960
  4.927%, 1/11/07                                       4,000         3,994,567
  5.013%, 2/01/07(a)                                    4,000         3,984,888
                                                                ---------------
  (cost $130,191,311)                                               130,204,097

Money Market Fund-1.0%
Alliance Bernstein Fixed Income Shares
  Prime STIFPortfolio(i)
  (cost $20,111,056)                               20,111,056        20,111,056

Total Short-Term Investments
  (cost $319,360,034)                                               319,422,613

Total Investments Before Security
  Lending Collateral-163.5%
  (cost $3,042,516,406)                                           3,119,474,715

INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED-1.8%
Short-Term Investment
UBS Private Money Market Fund, LLC
  (cost $33,483,943)                               33,483,943        33,483,943

Total Investments-165.3%
  (cost $3,076,000,349)                                           3,152,958,658
Other assets less liabilities-(65.3%)                            (1,245,626,743)

Net Assets-100.0%                                               $ 1,907,331,915


ACM INCOME FUND o 23


FINANCIAL FUTURES CONTRACTS SOLD (see Note C)

                                                      Value at
             Number of   Expiration    Original     December 31,    Unrealized
   Type      Contracts     Month        Value          2006        Appreciation
-------------------------------------------------------------------------------
U.S. Treasury
  10 Year                 March
  Futures      2,705      2007     $ 294,530,281   $ 290,702,969    $ 3,827,312

U.S. Treasury
  30 Year                 March
  Futures       166       2007        18,873,453      18,498,625        374,828
                                                                    -----------
                                                                    $ 4,202,140
                                                                    -----------

FORWARD EXCHANGE CURRENCY CONTRACTS (see Note C)

                                        U.S. $
                        Contract       Value on        U.S. $      Unrealized
                         Amount      Origination      Current     Appreciation/
                          (000)          Date          Value     (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts:

Australian Dollar,
  settling 1/19/07        83,912    $ 65,492,243    $ 66,196,320    $  704,077
  settling 1/25/07         1,050         800,791         828,185        27,394

Brazilian Real,
  settling 3/15/07           130          59,469          60,126           657

British Pound,
  settling 1/16/07         5,187      10,192,200      10,158,247       (33,953)
  settling 1/16/07         3,479       6,619,292       6,811,955       192,663
  settling 1/25/07           734       1,407,554       1,438,305        30,751
  settling 1/26/07         1,545       2,932,702       3,026,530        93,828
  settling 2/16/07           905       1,731,840       1,773,070        41,230
  settling 3/15/07           121         237,851         236,829        (1,022)

Canadian Dollar,
  settling 1/25/07           350         306,536         300,378        (6,158)
  settling 1/26/07           290         254,044         248,893        (5,151)
  settling 2/09/07        15,895      13,861,000      13,646,976      (214,024)

Euro,
  settling 1/29/07         2,462       3,114,944       3,255,034       140,090
  settling 3/15/07           360         476,834         476,856            22

Japanese Yen,
  settling 1/12/07     2,014,058      17,321,206      16,957,077      (364,129)

Mexican Peso,
  settling 1/26/07         1,100          99,880         101,698         1,818
  settling 1/31/07       377,957      34,789,882      34,935,812       145,930

New Zealand Dollar,
  settling 2/16/07           390         265,374         273,941         8,567

Polish Zloty,
  settling 1/17/07           475         159,339         163,860         4,521

South African Rand,
  settling 1/09/07         3,261         444,251         464,399        20,148



24 o ACM INCOME FUND


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note C) (continued)

                                        U.S. $
                        Contract       Value on        U.S. $      Unrealized
                         Amount      Origination      Current     Appreciation/
                          (000)          Date          Value     (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts (continued):

South Korean Won,
  settling 1/16/07    18,408,728    $ 19,851,965    $ 19,801,996   $   (49,969)
  settling 1/23/07     4,864,083       5,242,953       5,233,010        (9,943)
  settling 2/15/07    12,843,165      13,856,041      13,823,678       (32,363)

Swedish Krona,
  settling 2/14/07         2,829         410,383         414,552         4,169

Swiss Franc,
  settling 1/25/07           210         173,539         172,789          (750)

Sale Contracts:

Australian Dollar,
  settling 1/25/07           210         164,489         165,637        (1,148)

British Pound,
  settling 1/16/07        20,414      37,959,052      39,974,582    (2,015,530)
  settling 1/25/07           776       1,480,303       1,519,022       (38,719)
  settling 1/26/07           638       1,213,135       1,249,284       (36,149)
  settling 2/14/07           213         410,392         415,785        (5,393)
  settling 2/16/07           136         265,377         267,721        (2,344)
  settling 3/15/07           242         476,808         474,128         2,680
  settling 3/15/07            30          59,469          59,144           325

Canadian Dollar,
  settling 1/25/07           280         243,073         240,303         2,770
  settling 1/26/07           290         259,694         248,893        10,801
  settling 2/09/07        20,126      17,441,170      17,279,983       161,187

Euro,
  settling 1/26/07           815       1,046,875       1,077,832       (30,957)
  settling 1/29/07        16,975      21,806,153      22,443,078      (636,925)

Japanese Yen,
  settling 1/12/07     2,027,373      17,290,731      17,069,180       221,551
  settling 3/15/07        16,100         137,852         136,645         1,207

Mexican Peso,
  settling 1/26/07         7,306         669,135         675,502        (6,367)
  settling 1/31/07     1,007,129      91,404,465      93,092,118    (1,687,653)
  settling 2/23/07       261,775      24,186,474      24,174,100        12,374

New Zealand Dollar,
  settling 2/21/07         2,390       1,509,182       1,678,497      (169,315)

Norwegian Krone,
  settling 2/16/07         9,070       1,429,645       1,457,850       (28,205)

Polish Zloty,
  settling 1/17/07         1,055         353,605         363,637       (10,032)

South Korean Won,
  settling 1/16/07    18,408,728      19,707,448      19,801,996       (94,548)
  settling 1/23/07     4,864,083       5,097,353       5,233,010      (135,657)
  settling 2/15/07    12,843,165      13,937,540      13,823,678       113,862

Swedish Krona,
  settling 1/22/07         1,116         158,433         163,326        (4,893)

Swiss Franc,
  settling 2/16/07           375         302,198         309,135        (6,937)


ACM INCOME FUND o 25


CREDIT DEFAULT SWAP CONTRACTS (see Note C)

                           Notional                                Unrealized
Swap Counterparty &         Amount     Interest    Termination    Appreciation/
Referenced Obligation       (000)        Rate         Date       (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts:

Citigroup Global
  Markets, Inc.
  Republic of Hungary
  4.50%, 2/06/13            10,250        0.50%       11/26/13      $ (125,933)

Citibank Global
  Markets, Inc.
  Republic of Hungary
  4.50%, 1/29/14            10,000        0.30        10/20/15          32,751

J P Morgan Chase
  Republic of Hungary
  4.75%, 2/03/15             1,280        0.30        10/20/15           4,213

Lehman Brothers
  Qantas Airways Ltd.
  5.125%, 6/20/13           15,000        2.75         3/20/16         (12,570)

Sale Contracts:

Citibank N.A.
  Republic of Brazil
  12.25%, 3/06/30            1,910        3.09         8/20/10         169,992

Citigroup Global
  Markets, Inc.
  Gazprom OAO
  5.875-10.50%,
  4/25/07-4/28/34           10,000        1.04        10/20/10         145,667

Citigroup Global
  Markets, Inc.
  Republic of Brazil
  12.25%, 3/06/30            1,932        1.98         4/20/07          18,402

Citigroup Global
  Markets, Inc.
  Republic of Colombia
  8.375%, 2/15/27            3,750        1.13         1/20/07          21,673

Citigroup Global
  Markets, Inc.
  Republic of Philippines
  10.625%, 3/16/25           3,360        4.95         3/20/09         313,323

Credit Suisse
  First Boston
  Republic of Brazil
  12.25%, 3/06/30              600        6.90         6/20/07          20,280

Credit Suisse
  First Boston
  Republic of Venezuela
  9.25%, 9/15/27               950        3.17        10/20/15          85,788

Deutsche Bank AG
  Republic of Brazil
  12.25%, 3/06/30            1,932        1.90         4/20/07          17,695

J P Morgan Chase
  Gazprom OAO
  5.875-10.50%,
  4/25/07-4/28/34            1,380        1.04        10/20/10          20,102


26 o ACM INCOME FUND


REVERSE REPURCHASE AGREEMENTS (see Note C)

                             Interest
Broker                         Rate          Maturity          Amount
-------------------------------------------------------------------------------
Deutsche Bank                  4.73%         1/02/07       $  76,502,948
Deutsche Bank                  5.05          1/02/07          60,087,978
Deutsche Bank                  5.10          1/02/07          74,109,034
Deutsche Bank                  5.13          1/02/07          25,701,862
JPMorgan                       5.10          1/02/07         233,629,477
Merrill Lynch                  4.60          1/02/07          16,072,484
Merrill Lynch                  5.10          1/02/07          23,888,101
Merrill Lynch                  5.12          1/02/07          49,800,692
Merrill Lynch                  5.12          1/02/07          18,987,541
Merrill Lynch                  5.18          1/02/07          94,887,160
Merrill Lynch                  5.18          1/02/07          84,869,958
                                                           -------------
                                                           $ 758,537,235
                                                           -------------

*  Represents entire or partial securities out on loan.

(a) Positions, or portion thereof, with an aggregate market value of $1,104,730,889 have been pledged to collateralize the loan payable outstanding.

(b) Positions, or portion thereof, with an aggregate market value of $765,786,927 have been segregated to collateralize reverse repurchase agreements.

(c) Positions, or portion thereof, with an aggregate market value of $6,093,682 has been segregated to collateralize margin requirements for the open futures contracts.

(d) Positions, or portion thereof, with an aggregate market value of $649,059,723 have been pledged to collateralize open forward exchange currency contracts.

(e)  Variable rate coupon, rate shown as of December 31, 2006.

(f) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate market value of these securities amounted to $280,041,059 or 14.7% of net assets.

(g) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(h)  Non-income producing security.

(i)  Investment in affiliated money market mutual fund.


Currency Abbreviations:

ARS   - Argentine Peso

BRL   - Brazilian Real

COP   - Colombian Peso

CRC   - Costa Rican Colon

DOP   - Dominican Peso

EUR   - Euro

GBP   - British Pound

IDR   - Indonesian Rupiah

MXN   - Mexican Peso

NOK   - Norwegian Krone

PEN   - Peruvian Nuevo Sol

PLN   - Polish Zloty

RUB   - Russian Ruble

SEK   - Swedish Krona

TRY   - New Turkish Lira

U.S.$ - United States Dollar

UYU   - Uruguayan Peso


ACM INCOME FUND o 27


Glossary of Terms:

FRN   - Floating Rate Note

PIK   - Pay-In-Kind payments

TBA   - To Be Assigned--Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  - Treasury Inflation Protected Security


COUNTRY BREAKDOWN+

                                 Percent of
Country                      Total Investments
--------------------------------------------------
United States                      79.43%
Brazil                              5.74
Turkey                              3.53
Mexico                              3.07
United Kingdom                      1.17
Argentina                           0.90
Philippines                         0.84
Russia                              0.82
Venezuela                           0.65
Colombia                            0.49
Peru                                0.49
Australia                           0.44
Indonesia                           0.44
Bermuda                             0.26
Uruguay                             0.25
Netherlands                         0.20
Canada                              0.17
Luxembourg                          0.17
Cayman Islands                      0.16
Panama                              0.11
Ukraine                             0.09
Kazakhstan                          0.08%
Austria                             0.05
Lebanon                             0.05
Malaysia                            0.05
Dominican Republic                  0.04
El Salvador                         0.04
Costa Rica                          0.03
France                              0.03
Ireland                             0.03
Nigeria                             0.03
Poland                              0.03
South Africa                        0.02
Spain                               0.02
Sweden                              0.02
Bulgaria                            0.01
Germany                             0.01
Greece                              0.01
Jamaica                             0.01
Japan                               0.01
Norway                              0.01


+ The Fund's country breakdown is expressed as a percentage of total investments (before security lending collateral) and may vary over time.

See notes to financial statements.


28 o ACM INCOME FUND


STATEMENT OF ASSETS & LIABILITIES
December 31, 2006

Assets
Investments in securities, at value
  Unaffiliated issuers (cost $3,055,889,293--including
    investment of cash collateral for securities loaned
    of $33,483,943)                                          $ 3,132,847,602(a)
  Affiliated issuers (cost $20,111,056)                           20,111,056
Cash                                                               1,792,685
Foreign cash, at value (cost $12,991,715)                         13,341,601
Interest and dividends receivable                                 34,953,074
Unrealized appreciation on forward exchange currency
  contracts                                                        1,908,669
Paydown receivable                                                 1,849,579
Receivable for investments securities sold                         1,733,254
Unrealized appreciation on credit default swap contracts             849,886
Receivable for variation margin on futures contracts                 353,688
Total assets                                                   3,209,741,094

Liabilities
Reverse repurchase agreements                                    758,537,235
Loan payable                                                     400,000,000
Payable for investment securities purchased                       98,836,099
Payable for collateral received on securities loaned              33,483,943
Unrealized depreciation on forward exchange currency
  contracts                                                        5,594,281
Loan interest payable                                              4,353,844
Advisory fee payable                                               1,190,428
Unrealized depreciation on credit default swap contracts             138,503
Administrative fee payable                                            38,665
Accrued expenses                                                     236,181
Total liabilities                                              1,302,409,179
Net Assets                                                   $ 1,907,331,915

Composition of Net Assets
Common stock, at par                                         $     2,294,363
Additional paid-in capital                                     2,135,586,986
Distributions in excess of net investment income                 (35,092,347)
Accumulated net realized loss on investments and foreign
  currency transactions                                         (274,112,204)
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                     78,655,117
                                                             $ 1,907,331,915

Net Asset Value Per Share--300 million shares of common
  stock authorized, $.01 per value (based on 229,436,279
  shares outstanding)                                                  $8.31


(a)  Includes securities on loan with a value of $31,890,186 (see Note E).

See notes to financial statements.


ACM INCOME FUND o 29


STATEMENT OF OPERATIONS
Year Ended December 31, 2006

Investment Income
Interest
  Unaffiliated issuers (net of foreign taxes
    withheld of $357,107)                          201,795,212
  Affiliated issuers                                   128,782
Dividends                                              176,623   $  202,100,617

Expenses
Advisory fee                                        11,951,901
Custodian                                              493,963
Administrative fee                                     373,832
Printing                                               302,932
Registration fee                                       204,727
Transfer agency                                        125,477
Audit                                                   93,950
Legal                                                   79,049
Directors' fees                                         36,891
Miscellaneous                                           90,094
Total expenses before interest expense              13,752,816
Interest expense                                    51,039,273
Total expenses                                                       64,792,089
Net investment income                                               137,308,528

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                            66,812,530
  Swap contracts                                                     (1,437,121)
  Futures contracts                                                   3,840,783
  Written options                                                       (10,292)
  Foreign currency transactions                                      16,189,787
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       (75,874,069)
  Swap contracts                                                        741,348
  Futures contracts                                                  11,008,544
  Foreign currency denominated assets
    and liabilities                                                  (2,635,423)
Net gain on investment and foreign
  currency transactions                                              18,636,087

Net Increase in Net Assets from
  Operations                                                     $  155,944,615


See notes to financial statements.


30 o ACM INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                  December 31,     December 31,
                                                     2006             2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $  137,308,528   $  150,595,096
Net realized gain on investment and
  foreign currency transactions                     85,395,687       44,424,809
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities               (66,759,600)     (43,820,796)
Net increase in net assets from
  operations                                       155,944,615      151,199,109

Dividends and Distributions to
Shareholders from
Net investment income                             (141,066,107)    (155,530,605)

Common Stock Transactions
Reinvestment of dividends resulting in the
  issuance of Common Stock                           2,527,804        5,985,431
Total increase                                      17,406,312        1,653,935

Net Assets
Beginning of period                              1,889,925,603    1,888,271,668
End of period (including distributions in
  excess of net investment income of
  $35,092,347 and $46,747,088,
  respectively)                                 $1,907,331,915   $1,889,925,603


See notes to financial statements.


ACM INCOME FUND o 31


STATEMENT OF CASH FLOWS
Year Ended December 31, 2006

Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received                $   152,149,554
Interest expense paid                              (49,059,680)
Operating expenses paid                            (13,829,465)
Net increase in cash from operating
  activities                                                      $  89,260,409

Investing Activities:
Purchases of long-term investments              (5,156,563,670)
Proceeds from disposition of long-term
  investments                                    5,134,458,159
Purchases of short-term investments, net          (107,849,400)
Proceeds from written options                          (10,292)
Proceeds from swap contracts                        (1,437,121)
Variation margin paid on futures
  contracts                                         15,769,001
Realized currency losses on foreign
  forward currency contracts closed                   (313,241)
Net decrease in cash from investing
  activities                                                       (115,946,564)

Financing Activities*:
Cash dividends paid                               (138,538,303)
Effect of exchange rate on cash                       (111,281)
Increase in reverse repurchase
  agreements                                       142,361,022
Net increase in cash from financing
  activities                                                          3,711,438
Net decrease in cash                                                (22,974,717)
Cash at beginning of period                                          38,109,003
Cash at end of period                                             $  15,134,286

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from
Operating Activities:
Net increase in net assets from
  operations                                                      $ 155,944,615

Adjustments:
Increase in interest and dividend
  receivable                                   $    (1,870,387)
Accretion of bond discount and
  amortization of bond premium                     (48,080,676)
Increase in interest payable                         1,979,593
Decrease in accrued expenses                           (76,649)
Net realized gain on investments and
  foreign currency transactions                    (85,395,687)
Net change in unrealized
  appreciation/depreciation of investments
  and foreign currency denominated
  assets and liabilities                            66,759,600
Total adjustments                                                   (66,684,206)
Net Increase in Cash from Operating
  Activities                                                      $  89,260,409


* Non-cash financing activities not included herein consist of reinvestment of dividends.

See notes to financial statements.


32 o ACM INCOME FUND


NOTES TO FINANCIAL STATEMENTS
December 31, 2006

NOTE A

Significant Accounting Policies

ACM Income Fund, Inc. (the "Fund'') is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market,
(OTC) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis,


ACM INCOME FUND o 33


a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.


34 o ACM INCOME FUND


4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the "Advisory Agreement"), the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund's average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund's average weekly net assets in excess of $250 million, and 4.75% of the Fund's daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month (the "Income Component"). However, such monthly advisory fee shall not exceed in the aggregate 1/12th of .95% of the Fund's average weekly net assets during the month (approximately .95% on an annual basis). Prior to February 11, 2005, the Income Component of the advisory fee was 5.25% of the Fund's daily gross income, as described above, and the monthly advisory fee was not to exceed 1/12th of 1% of the Fund's average weekly net assets during each respective month (approximately 1% on an annual basis).

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the


ACM INCOME FUND o 35


Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended December 31, 2006, the Fund reimbursed $3,295 to ABIS.

Under the terms of the Administrative Agreement, the Fund pays Princeton Administrators, LLC (the "Administrator"), a fee at the annual rate of .02 of 1% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

                                                   Purchases          Sales
                                                --------------   --------------
Investment securities (excluding
  U.S. government securities)                   $  944,262,664   $1,182,463,342
U.S. government securities                       4,106,338,160    3,955,569,125

At December 31, 2006, the cost of investments for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation (excluding foreign currency transactions, futures contracts, written options and swap contracts) are as follows:

Cost                                                             $3,128,382,757
Gross unrealized appreciation                                    $   73,894,787
Gross unrealized depreciation                                       (49,318,886)
Net unrealized appreciation                                      $   24,575,901

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal


36 o ACM INCOME FUND


to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexer-


ACM INCOME FUND o 37


cised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the year ended December 31, 2006 were as follows:

                                                   Number of
                                                   Contracts        Premiums
                                                     (000)          Received
                                                --------------   --------------
Options outstanding at
  December 31, 2005                                         -0-  $           -0-
Options written                                          1,370           11,782
Options terminated in closing purchase
  transactions                                          (1,370)         (11,782)
Options expired                                             -0-              -0-
Options outstanding at
  December 31, 2006                                         -0-  $           -0-

4. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.


38 o ACM INCOME FUND


As of January 1, 2004, the Fund adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to January 1, 2004, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At December 31, 2006, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $25,814,000 with net unrealized appreciation of $812,922 and terms ranging from 1 year to 10 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a


ACM INCOME FUND o 39


credit event occurs. As of December 31, 2006, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding.

5. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the year ended December 31, 2006, the Fund earned drop income of $1,296,739 which is included in interest income in the accompanying statement of operations.

6. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended December 31, 2006, the average amount of reverse repurchase agreements outstanding was $608,136,831 and the daily weighted average annual interest rate was 4.83%.

NOTE D

Common Stock

During the year ended December 31, 2006 and the year ended December 31, 2005, the Fund issued 305,006 and 728,742 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the


40 o ACM INCOME FUND


securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2006, the Fund had loaned securities with a value of $31,890,186 and received cash collateral of $33,483,943, which was invested in a money market fund as included in the accompanying portfolio of investments. For the year ended December 31, 2006, the Fund earned fee income of $209,167, which is included in interest income in the accompanying statement of operations.

NOTE F

Bank Borrowing

The Fund participated in a credit facility for a commercial paper asset securitization program with Societe Generale ("SG") as Administrative Agent, and Barton Capital Corporation ("Barton") as lender. The credit facility has a maximum limit of $400 million. Under the SG Program, Barton will fund advances to the Fund through the issuance of commercial paper rated A-1+ by Standard & Poor's Ratings Services and P-1 by Moody's Investors Service, Inc. The collateral value must be at least 171% of outstanding borrowings. The borrowings under the SG program are secured by the pledging of the Fund's portfolio securities as collateral. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper. The weighted average annual interest rate was 5.12% and the average borrowing was $400,000,000 for the year ended December 31, 2006. At December 31, 2006, the interest rate in effect was 5.29% and the amount of borrowings outstanding was $400,000,000.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds, notes and bank loans. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.


ACM INCOME FUND o 41


Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or the United States government.

The Fund invests in sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Leverage Risk--The Fund participates in a credit facility for the purpose of utilizing investment leverage. The Fund may utilize additional leverage through the investment techniques of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

The effect of leverage can produce higher shareholder returns than if the Fund were not leveraged, and the use of leverage techniques can add to the net asset value (NAV) of the Common Stock. However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund's NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund


42 o ACM INCOME FUND


were not leveraged. In extreme cases, if the Fund's current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

                                                 2006             2005
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $  141,066,107   $  155,530,605
Total taxable distributions                    141,066,107      155,530,605
Total distributions paid                    $  141,066,107   $  155,530,605

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary income                                    10,817,931
Accumulated capital and other losses                         $ (266,303,546)(a)
Unrealized appreciation/(depreciation)                           24,936,181(b)
Total accumulated earnings/(deficit)                         $ (230,549,434)


(a) On December 31, 2006, the Fund had a net capital loss carryforward of $261,019,528 of which $66,358,885 expires in the year 2007, $8,878,672 expires in the year 2008, $48,113,872 expires in the year 2009 and $137,668,099 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with ACM Government Securities Fund and ACM Government Spectrum Fund, may apply. During the fiscal year, the Fund utilized capital loss carryforwards of $68,788,777. For the year ended December 31, 2006, the Fund deferred losses on straddles of $5,284,018.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the realization for tax purposes of unrealized gains and losses on certain derivative instruments and the difference between book and tax treatment of swap income.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency gains and losses, tax treatment of swap income, tax treatment of paydown losses and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.


ACM INCOME FUND o 43


NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


44 o ACM INCOME FUND


(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary


ACM INCOME FUND o 45


Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims


46 o ACM INCOME FUND


set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ACM INCOME FUND o 47


NOTE K

Subsequent Events

On January 26, 2007, the Fund acquired all of the assets and assumed all of the liabilities of ACM Government Opportunity Fund, Inc. ("AOF") in a tax free event, pursuant to an Agreement and Plan of Acquisition and Liquidation approved by the stockholders of AOF at a Special Meeting of Stockholders held on December 12, 2006. As a result of the acquisition, stockholders of AOF received shares of the Fund equivalent to the aggregate net asset value of the shares they held in AOF. Stockholders participating in AOF's dividend reinvestment plan received full and fractional shares of the Fund. Other stockholders received cash in lieu of fractional shares.

On January 25, 2007, the aggregate net assets of the Fund and AOF were $1,918,566,501 and $109,791,445, respectively. As of the close of business on January 26, 2007, the combined net assets of the Fund amounted to $2,025,471,645.

Effective January 26, 2007, the Fund's new name is AllianceBernstein Income Fund, Inc. The Board of Directors of the Fund approved the name change at the recommendation of AllianceBernstein L.P., the Fund's investment adviser, to brand the Fund with the same AllianceBernstein name used for other funds in the AllianceBernstein family of funds.

At a meeting of the Board of Directors of the Fund held on February 8, 2007, the Board approved a change to the Advisory Agreement, effective as of the close of business on such date, such that the monthly advisory fee shall not exceed in the aggregate 1/12th of .80% of the Fund's average weekly net assets during the month (approximately .80% on an annual basis).

At a meeting of the Board of Directors of the Fund held on November 2, 2006, the Board appointed the Adviser as the Fund's administrator, effective March 1, 2007, to act pursuant to the terms of an Administration Agreement. Pursuant to the Administration Agreement, the Fund will reimburse the Adviser for its costs incurred for providing administrative services.


48 o ACM INCOME FUND


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                           Year Ended December 31,
                                    -----------------------------------------------------------------
                                         2006          2005        2004(a)      2003         2002
                                    -------------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                    $8.25          $8.27        $8.39        $7.91        $7.87

Income From Investment
  Operations
Net investment income(b)                   .60            .66          .67          .76          .89
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                             .08             -0-        (.01)         .59          .07
Net increase in net asset value
  from operations                          .68            .66          .66         1.35          .96

Less: Dividends and
  Distributions
Dividends from net investment
  income                                  (.62)          (.68)        (.78)        (.87)        (.85)
Tax return of capital                       -0-            -0-          -0-          -0-        (.07)
Total dividends and
  distributions                           (.62)          (.68)        (.78)        (.87)        (.92)
Net asset value, end of period           $8.31          $8.25        $8.27        $8.39        $7.91
Market value, end of period              $8.14          $8.28        $8.16        $8.58        $8.46
Premium/(Discount)                       (2.05)%         0.36%       (1.33)%       2.26%        6.95%

Total Investment Return
Total investment return
  based on:(c)
  Market value                            6.10%         10.18%        4.63%       12.50%       30.60%
  Net asset value                         8.71%          8.32%        8.44%       17.66%       13.27%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                   $1,907,332     $1,889,926   $1,888,272   $1,904,853   $1,785,164
Ratio to average net assets of:
  Expenses                                3.47%          2.46%        1.66%        1.67%        1.87%
  Expenses, excluding interest
    expense(d)                             .74%           .79%         .98%        1.10%        1.26%
  Net investment income                   7.35%          7.99%        8.27%        9.28%       11.69%
Portfolio turnover rate                    177%           160%         139%         276%         414%
Asset coverage ratio                       529%           443%         492%         559%         376%
Bank borrowing outstanding
  (in millions)                           $400           $400         $400         $400         $400


See footnote summary on page 50.


ACM INCOME FUND o 49


(a) As of January 1 2004, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to January 1 2004, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended December 31, 2004, was to decrease net investment income per share and increase net realized and unrealized gain (loss) on investment transactions. The effect on the per share amounts was less than $0.005. The ratio of net investment income to average net assets was decreased by 0.02%.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d) Excludes net interest expense of 2.73%, 1.67%, .68%, .57%, and .61%, respectively, on borrowings (see Notes C and F).


50 o ACM INCOME FUND


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of ACM Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standard require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Income Fund, Inc. at December 31, 2006, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 23, 2007


ACM INCOME FUND o 51


TAX INFORMATION
(unaudited)

63.7% of the ordinary income dividends paid by the Fund during the fiscal year ended December 31, 2006 qualify as "interest related dividends" for non-U.S. shareholders.


52 o ACM INCOME FUND


ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Computershare Trust Company, N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


ACM INCOME FUND o 53


The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund's, (iii) no material changes in the principal risk factors associated with investment in the Fund.


54 o ACM INCOME FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Andrew M. Aran(2), Vice President
Paul J. DeNoon(2), Vice President
Gershon Distenfeld(2), Vice President
Michael L. Mon, Vice President
Douglas J. Peebles(2), Vice President
Kewjin Yuoh(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Administrator(3)

AllianceBernstein L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by a team of investment professionals consisting of Messrs. Aran, DeNoon, Distenfeld, Peebles and Yuoh.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications-As required, on April 20, 2006, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.

(3) Prior to March 1, 2007, the Fund's Administrator was Princeton Administrators, LLC, P.O. Box 9095, Princeton, NJ 08543-9095.


ACM INCOME FUND o 55


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                PORTFOLIOS
                                                                                  IN FUND          OTHER
    NAME, ADDRESS*,                          PRINCIPAL                            COMPLEX       DIRECTORSHIP
     DATE OF BIRTH                          OCCUPATION(S)                       OVERSEEN BY       HELD BY
(FIRST YEAR ELECTED**)                   DURING PAST 5 YEARS                     DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                    Executive Vice President of the                 108         SCB Partners,
1345 Avenue of the                  Adviser since 2001 and Executive                              Inc. and
Americas                            Managing Director of Alliance-                                 SCB Inc.
New York, NY 10105                  Bernstein Investments, Inc. ("ABI")
49                                  since 2003; prior thereto he was
(2003)                              head of AllianceBernstein
                                    Institutional Investments, a unit
                                    of the Adviser, from 2001-2003.
                                    Prior thereto, Chief Executive
                                    Officer of Sanford C. Bernstein
                                    & Co., LLC (institutional research
                                    and brokerage arm of Bernstein
                                    & Co. LLC) ("SCB & Co.") and its
                                    predecessor since prior to 2002.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ++        Investment Adviser and an Inde-                 110             None
74                                  pendent Consultant. He was for-
(1998)                              merly Senior Manager of Barrett
Chairman of the Board               Associates, Inc., a registered invest-
                                    ment adviser, with which he had
                                    been associated since prior to 2002.
                                    He was formerly Deputy Comptroller
                                    and Chief Investment Officer of the
                                    State of New York and, prior thereto,
                                    Chief Investment Officer of the New
                                    York Bank for Savings.

David H. Dievler, #                 Independent Consultant. Until                   109             None
77                                  December 1994, he was Senior
(1987)                              Vice President of AllianceBernstein
                                    Corporation ("AB Corp.") (for-
                                    merly Alliance Capital Manage-
                                    ment Corporation) responsible
                                    for mutual fund administration.
                                    Prior to joining AB Corp. in 1984,
                                    he was Chief Financial Officer of
                                    Eberstadt Asset Management
                                    since 1968. Prior to that, he
                                    was a Senior Manager at Price
                                    Waterhouse & Co. Member
                                    of the American Institute of
                                    Certified Public Accountants
                                    since 1953.


56 o ACM INCOME FUND


                                                                                PORTFOLIOS
                                                                                  IN FUND          OTHER
    NAME, ADDRESS*,                          PRINCIPAL                            COMPLEX       DIRECTORSHIP
     DATE OF BIRTH                          OCCUPATION(S)                       OVERSEEN BY       HELD BY
(FIRST YEAR ELECTED**)                   DURING PAST 5 YEARS                     DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #                   Consultant. Formerly President                  108             None
65                                  of Save Venice, Inc. (preservation
(1998)                              organization) from 2001-2002, a
                                    Senior Advisor from June 1999-
                                    June 2000 and President of Historic
                                    Hudson Valley (historic preservation)
                                    from December 1989-May 1999.
                                    Previously, Director of the National
                                    Academy of Design and during
                                    1988-1992, Director and Chairman
                                    of the Audit Committee of AB Corp.
                                    (formerly Alliance Capital Manage-
                                    ment Corporation).

Michael J. Downey, #                Consultant since January 2004.                  108         Asia Pacific
63                                  Formerly managing partner of                                 Fund, Inc.
(2005)                              Lexington Capital, LLC (investment                             and The
                                    advisory firm) from December 1997                            Merger Fund
                                    until December 2003. Prior thereto,
                                    Chairman and CEO of Prudential
                                    Mutual Fund Management from
                                    1987 to 1993.

D. James Guzy, #                    Chairman of the Board of PLX                    108      Intel Corporation
70                                  Technology (semi-conductors)                             (semi-conductors)
(2005)                              and of SRC Computers Inc., with                          and Cirrus Logic
                                    which he has been associated since                       (semi-conductors)
                                    prior to 2002. He is also President
                                    of the Arbor Company (private
                                    family investments).

Nancy P. Jacklin, #                 Formerly U.S. Executive Director                108             None
58                                  of the International Monetary Fund
(2006)                              (December 2002-May 2006);
                                    Partner, Clifford Chance (1992-
                                    2002); Senior Counsel, International
                                    Banking and Finance, and Associate
                                    General Counsel, Citicorp (1985-
                                    1992); Assistant General Counsel
                                    (International), Federal Reserve
                                    Board of Governors (1982-1985);
                                    and Attorney Advisor, U.S. Depart-
                                    ment of the Treasury (1973-1982).
                                    Member of the Bar of the District
                                    of Columbia and of New York; and
                                    member of the Council on Foreign
                                    Relations.


ACM INCOME FUND o 57


                                                                                PORTFOLIOS
                                                                                  IN FUND          OTHER
    NAME, ADDRESS*,                          PRINCIPAL                            COMPLEX       DIRECTORSHIP
     DATE OF BIRTH                          OCCUPATION(S)                       OVERSEEN BY       HELD BY
(FIRST YEAR ELECTED**)                   DURING PAST 5 YEARS                     DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Marshall C. Turner, Jr., #          Principal of Turner Venture Associ-             108       The George Lucas
65                                  ates (venture capital and consulting)                        Educational
(2005)                              since prior to 2002. From 2003 until                         Foundation
                                    May 31, 2006, he was CEO of Toppan                          and National
                                    Photomasks, Inc., Austin, Texas                             Datacast, Inc.
                                    (semi-conductor manufacturing
                                    services).

Earl D. Weiner, #                   Of Counsel, and Partner from 1976               107             None
67                                  -2006, of the law firm Sullivan &
(2007)                              Cromwell LLP, specializing in invest-
                                    ment management, corporate and
                                    securities law; member of Task
                                    Force on Fund Director's
                                    Guidebook, Federal Regulation of
                                    Securities Committee.


* The address for each of the Fund's disinterested Directors is c/o AllianceBernstein L.P., Attn. Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

++  Member of the Fair Value Pricing Committee.


58 o ACM INCOME FUND


Management of the Fund

Officer Information

Certain information concerning the Fund's Officers is listed below.

   NAME, ADDRESS*                 POSITION(S)                        PRINCIPAL OCCUPATION
 AND DATE OF BIRTH              HELD WITH FUND                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief             See biography above.
49                            Executive Officer

Philip L. Kirstein            Senior Vice President           Senior Vice President and Independent
61                            and Independent                 Compliance Officer of the Alliance-
                              Compliance Officer              Bernstein Funds, with which he has
                                                              has been associated since October
                                                              2004. Prior thereto, he was Of Counsel
                                                              to Kirkpatrick & Lockhart, LLP from
                                                              October 2003 to October 2004, and
                                                              General Counsel of Merrill Lynch Invest-
                                                              ment Managers, L.P. since prior to
                                                              2002 until March 2003.

Andrew M. Aran                Vice President                  Senior Vice President of the Adviser**,
49                                                            with which he has been associated
                                                              since prior to 2002.

Paul J. DeNoon                Vice President                  Senior Vice President of the Adviser**,
44                                                            with which he has been associated
                                                              since prior to 2002.

Gershon Distenfeld            Vice President                  Vice President of the Adviser**, with
31                                                            which he has been associated since
                                                              prior to 2002.

Michael L. Mon                Vice President                  Vice President of the Adviser**, with
37                                                            which he has been associated since
                                                              prior to 2002.

Douglas J. Peebles            Vice President                  Executive Vice President of the
41                                                            Adviser**, with which he has been
                                                              associated since prior to 2002,
                                                              Co-Chief Investment Officer and
                                                              Co-Head of Fixed Income.

Kewjin Yuoh                   Vice President                  Vice President of the Adviser** since
35                                                            March 2003. Prior thereto, he was a
                                                              Vice President of Credit Suisse Asset
                                                              Management since prior to 2002.

Emilie D. Wrapp               Secretary                       Senior Vice President, Assistant
51                                                            General Counsel and Assistant
                                                              Secretary of ABI**, with which she has
                                                              been associated since prior to 2002.


ACM INCOME FUND o 59


   NAME, ADDRESS*                 POSITION(S)                        PRINCIPAL OCCUPATION
 AND DATE OF BIRTH              HELD WITH FUND                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------
Joseph J. Mantineo            Treasurer and Chief             Senior Vice President of ABIS**, with
47                            Financial Officer               which he has been associated since
                                                              prior to 2002.

Vincent S. Noto               Controller                      Vice President of ABIS**, with which
42                                                            he has been associated since prior to
                                                              2002.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.


60 o ACM INCOME FUND


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
AllianceBernstein Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
AllianceBernstein Global High Income Fund*

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Income Fund was named ACM Income Fund and AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ACM INCOME FUND o 61


SUMMARY OF GENERAL INFORMATION

ACM Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the designation "ACM IncFd." The Fund's NYSE trading symbol is "ACG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.


62 o ACM INCOME FUND


NOTES


ACM INCOME FUND o 63


NOTES


64 o ACM INCOME FUND


Privacy Notice

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.




ACM INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


ACMI-0151-1206



ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                     Audit-Related
                                       Audit Fees        Fees         Tax Fees
                                       ----------    -------------    ---------
                             2005       $60,000          $3,100        $18,900
                             2006       $70,000          $6,450        $19,375

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                             Total Amount of
                                                            Foregoing Column
                                                           Pre-approved by the
                                      All Fees for           Audit Committee
                                   Non-Audit Services     (Portion Comprised of
                                    Provided to the        Audit Related Fees)
                                 Portfolio, the Adviser   (Portion Comprised of
                                 and Service Affiliates         Tax Fees)
                                 ----------------------   ---------------------
                          2005          $  848,540             [ $192,000 ]
                                                               ( $173,100 )
                                                               ( $ 18,900 )
                          2006          $1,162,557             [ $159,496 ]
                                                               ( $140,121 )
                                                               ( $ 19,375 )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

    David H. Dievler          D. James Guzy
    John H. Dobkin            Nancy P. Jacklin
    Michael J. Downey         Marshall C. Turner, Jr.
    William H. Foulk, Jr      Earl D. Weiner

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for Proxy Voting

October 2006

1.  Introduction

As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.  Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

2.1  Corporate Governance

AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

2.2 Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

2.3 Appointment of Auditors

AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

2.4 Changes in Legal and Capital Structure

Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5 Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6 Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7 Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8 Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans.
We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

2.9 Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. Proxy Voting Procedures

3.1 Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2 Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests. Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

3.3 Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks.
Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4 Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5 Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The day-to-day management of and investment decisions for the Fund are made by a team of investment professionals consisting of Messrs. Andrew M. Aran, Paul
J. DeNoon, Gershon Distenfeld, Michael L. Mon, Douglas J. Peebles and Kewjin
Yuoh.

The following table sets forth when each person became involved in the management of the Fund, and each person's principal occupation during the past five years:

-------------------------------------------------------------------------------
Employee; Year; Title                 Principal Occupation During the Past
                                      Five (5) Years
-------------------------------------------------------------------------------
Andrew M. Aran; since 2006-           Senior Vice President of the Adviser
Senior Vice President of the          with which he has been associated in
Adviser and Director of Global        a substantially similar capacity to his
Credit Strategies                     current position since prior to 2002
                                      and Director of Global Credit Strategies.
-------------------------------------------------------------------------------
Paul J. DeNoon; since 2002-           Senior Vice President of the Adviser,
Senior Vice President of the          with which he has has been associated in
Adviser and Director of Emerging      a substantially similar capacity to his
Market Debt                           current position since prior to 2002 and
                                      Director of Emerging Market Debt.
-------------------------------------------------------------------------------
Gershon Distenfeld;  since 2006-      Vice President of the Adviser, with which
Vice President of the Adviser         he has been associated in a substantially
                                      similar capacity to his current position
                                      since prior to 2002.
-------------------------------------------------------------------------------
Michael L. Mon;  since 2006- Vice     Vice President of the Adviser, with which
President of the Adviser              he has been associated in a substantially
                                      similar capacity to his current position
                                      since prior to 2002.
-------------------------------------------------------------------------------
Douglas J. Peebles; since 2002-       Executive Vice President of the Adviser,
Executive Vice President of the       with which he has been associated in a
Adviser, Chief Investment Officer     substantially similar capacity to his
and Co-Head of Fixed-Income           current position since prior to 2002,
                                      Chief Investment Officer and Co-Head of
                                      Fixed Income.
-------------------------------------------------------------------------------
Kewjin Yuoh; since 2006- Vice         Vice President of the Adviser, with which
President of the Adviser              he has been associated in a substantially
                                      similar capacity to his current position
                                      since March 2003. Prior thereto, he was a
                                      Vice President of Credit Suisse Asset
                                      Management since prior to 2002.
-------------------------------------------------------------------------------

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2006.


                        REGISTERED INVESTMENT COMPANIES
                             (excluding the Fund)
-----------------------------------------------------------------------------
                                                Number of      Total Assets
                                                Registered     of Registered
              Total Number    Total Assets      Investment     Investment
              of Registered   of Registered     Companies      Companies
              Investment      Investment        Managed with   Managed with
Portfolio     Companies       Companies         Performance-   Performance-
Manager       Managed         Managed           based Fees     based Fees
-----------------------------------------------------------------------------
Andrew M.       None           None               None           None
Aran
-----------------------------------------------------------------------------
Paul J.          8        $3,388,000,000          None           None
DeNoon
-----------------------------------------------------------------------------
Gershon          3        $846,000,000            None           None
Distenfeld
-----------------------------------------------------------------------------
Michael L.       2        $153,000,000            None           None
Mon
-----------------------------------------------------------------------------
Douglas J.       1        $77,000,000             None           None
Peebles
-----------------------------------------------------------------------------
Kewjin Yuoh      2        $1,291,000,000          None           None
-----------------------------------------------------------------------------

                      POOLED INVESTMENT VEHICLES
-----------------------------------------------------------------------------
                                              Number of        Total Assets
                                              Pooled           of Pooled
              Total Number    Total Assets    Investment       Investment
              of Pooled       of Pooled       Vehicles         Vehicles
              Investment      Investment      Managed with     Managed with
Portfolio     Vehicles        Vehicles        Performance-     Performance-
Manager       Managed         Managed         based Fees       based Fees
-----------------------------------------------------------------------------
Andrew M.
Aran           None            None            None               None
-----------------------------------------------------------------------------
Paul J.
DeNoon          6         $13,729,000,000      None               None
-----------------------------------------------------------------------------
Gershon
Distenfeld     None            None            None               None
-----------------------------------------------------------------------------
Michael L.
Mon            None            None            None               None
-----------------------------------------------------------------------------
Douglas J.
Peebles        None            None            None               None
-----------------------------------------------------------------------------
Kewjin Yuoh     3          $84,000,000          1             $19,000,000
-----------------------------------------------------------------------------

                             OTHER ACCOUNTS
-----------------------------------------------------------------------------
                                                Number         Total Assets
                                                of Other       of Other
              Total Number    Total Assets      Accounts       Accounts
              of Other        of Other          Managed with   with
Portfolio     Accounts        Accounts          Performance-   Performance-
Manager       Managed         Managed           based Fees     based Fees
-----------------------------------------------------------------------------
Andrew M.
Aran             2          $256,000,000          None             None
-----------------------------------------------------------------------------
Paul J.
DeNoon           2          $231,000,000          None             None
-----------------------------------------------------------------------------
Gershon
Distenfeld       1          $59,000,000           None             None
-----------------------------------------------------------------------------
Michael L.
Mon            None            None               None             None
-----------------------------------------------------------------------------
Douglas J.
Peebles        None            None               None             None
-----------------------------------------------------------------------------
Kewjin Yuoh      6        $1,041,000,000           1          $542,000,000
-----------------------------------------------------------------------------

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients.
Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus:
Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(1)

(iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

(1) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.

(a) (4) The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of the Fund's fiscal year ended December 31, 2006 is set forth below:

                           DOLLAR RANGE OF EQUITY
                           SECURITIES IN THE FUND
----------------------------------------------
    Andrew M. Aran                 None
    Paul J. DeNoon                 None
    Gershon Distenfeld             None
    Michael L. Mon                 None
    Douglas J. Peebles

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.      DESCRIPTION OF EXHIBIT
     -----------      ----------------------
     12 (a) (1)       Code of Ethics that is subject to the disclosure of
                      Item 2 hereof

     12 (b) (1)       Certification of Principal Executive Officer Pursuant
                      to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)       Certification of Principal Financial Officer Pursuant
                      to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized. (Registrant): AllianceBernstein Income Fund, Inc.

By:   /s/ Marc O. Mayer
     -------------------------
      Marc O. Mayer
      President

Date:    February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ Marc O. Mayer
     -------------------------
      Marc O. Mayer
      President

Date:    February 28, 2007

By:   /s/ Joseph J. Mantineo
     -------------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date:    February 28, 2007